Exhibit 99.1

CONTACT:
U.S. Physical Therapy, Inc.
Jason Curtis, Interim Chief Financial Officer
email: jcurtis@usph.com
Chris Reading, Chief Executive Officer
(713) 297-7000
Three Part Advisors
Joe Noyons
(817) 778-8424

USPH Reports Second Quarter 2026 Results,
Reaffirms Full Year Guidance

Houston, TX, August 5, 2026 – U.S. Physical Therapy, Inc. (“USPH” or the “Company”) (NYSE, NYSE Texas: USPH), a national operator of outpatient physical therapy clinics and provider of industrial injury prevention services (“IIP”), today reported results for the three and six months ended June 30, 2026.

•	Total net revenue of $214.1 million for the second quarter ended June 30, 2026 (“Q2 2026”), an 8.5% increase over the second quarter ended June 30, 2025 (“Q2 2025”).
•
Net income attributable to USPH shareholders of $9.9 million for Q2 2026 compared to $12.4 million for Q2 2025 with  earnings per share of $0.25 compared to earnings per share of $0.58 for the same periods, respectively. Under GAAP, changes in the value of redeemable noncontrolling interests, representing our partners’ ownership stakes in subsidiaries not fully owned by USPH, are excluded from net income but are included in the calculation of earnings per share. Improving performance increases the value of these ownership interests, which has a dilutive effect on earnings per share.

•
Operating results (1), a non-GAAP measure, of $11.3 million for Q2 2026 compared to $12.4 million for Q2 2025, with operating results per share of $0.75 compared to $0.81 for the same periods, respectively.

•	Adjusted EBITDA (1), a non-GAAP measure, of $27.0 million for Q2 2026 compared to $26.9 million for Q2 2025.
______________________
(1)
These are non-GAAP measures. Please refer to the section titled “Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure” for the definition and reconciliation of Adjusted EBITDA, Operating Results and other non-GAAP measures to the most directly comparable GAAP measure.

Chris Reading, Chairman and Chief Executive Officer commented, “Our second quarter 2026 results include an important milestone for USPH as we completed the integration of 31 existing clinics into our hospital affiliations. The remaining 39 hospital affiliated clinics are expected to integrate in the third quarter, resulting in increasing physical therapy revenues and margins. Combined with the partial virtualization of front desk processes and expansion of cash-based programs in our largest partnerships, we expect to accelerate our year over year adjusted EBITDA improvement in the back half of 2026, and for these initiatives to propel us into 2027.”
Mr. Reading continued, “I want to thank our partners, clinical and support staff for their ongoing work, with special callout to those working directly on our hospital initiative. Their work is building momentum for 2027 with an expanding pipeline of opportunities around the country.”
Q2 2026 versus Q2 2025

•	Physical therapy net revenue was $182.4 million for Q2 2026, an 8.4% increase versus Q2 2025, including a 3.5% increase in mature revenue (1).
•	Patient visits (1) were 1,661,694 for Q2 2026, a 6.6% increase versus Q2 2025, with average daily visits per clinic (1) of 33.5 for Q2 2026 compared to 32.7 for Q2 2025.
•	Physical therapy net revenue per patient visit (1) was $107.59 for Q2 2026, a $2.26 increase compared to Q2 2025.
•
Physical therapy margin was 19.5% for Q2 2026 compared to 21.2% for Q2 2025. Adjusted physical therapy margin (2) was 19.9% compared to 21.4% for Q2 2025. Q2 2026 results included an unfavorable impact of company-provided health benefit costs compared to a favorable impact in Q2 2025, impacting margins by approximately 100 basis points.

•	IIP revenue was $31.7 million for Q2 2026, a 9.1% increase compared to Q2 2025. Excluding the IIP acquisition on January 31, 2026, IIP revenue increased 3.6% over the comparable periods.
•	IIP margin was 20.4% for Q2 2026 compared to 20.3% for Q2 2025.
•	Corporate expense as a percentage of total revenue was 8.9% in each of Q2 2026 and Q2 2025. Adjusted corporate expense (2) as a percentage of total revenue was 8.4% in Q2 2026 and 8.7% in Q2 2025.
•	The Company added four and closed four locations during Q2 2026, bringing the clinic count (1) to 781 as of June 30, 2026.

U.S. Physical Therapy Press Release	Page 2
August 5, 2026

Six Months ended June 30, 2026 versus Six Months ended June 30, 2025
•	Total net revenue was $412.3 million for year-to-date June 30, 2026 (“YTD 2026”), an 8.2% increase over the year-to-date ended June 30, 2025 (“YTD 2025”).
•	Physical therapy net revenue was $350.0 million for YTD 2026, a 7.8% increase versus YTD 2025, including a 3.1% increase in mature revenue (1).
•	Patient visits (1) were 3,204,838 for the YTD 2026, a 6.7% increase versus YTD 2025, with average daily visits per clinic (1) of 32.7 for YTD 2026 compared to 31.9 for the YTD 2025.
•	Physical therapy net revenue per patient visit (1) was $107.06 for YTD 2026, a $1.57 increase compared to YTD 2025.
•	Physical therapy margin was 17.7% for YTD 2026 compared to 19.0% for YTD 2025. Adjusted physical therapy margin (2) was 18.1% compared to 19.2% for YTD 2025.
•	IIP revenue was $62.3 million for YTD 2026, a 10.4% increase compared to YTD 2025. Excluding the IIP acquisition made on January 31, 2026, IIP revenue increased 5.8% over the comparable periods.
•	IIP margin was 20.4% for YTD 2026 compared to 19.5% for YTD 2025.
•
Corporate expense as a percentage of total revenue was 9.0% for YTD 2026 and 8.8% for YTD 2025.  Adjusted corporate expense (2) as a percentage of total revenue was 8.6% for YTD 2026 and 8.7% for YTD 2025.

•
Net income attributable to USPH shareholders of $14.9 million for YTD 2026 compared to $22.3 million for YTD 2025 with earnings per share of $0.13 compared to earnings per share of $1.38 for the same periods, respectively.

•
Operating results (2), a non-GAAP measure, of $18.2 million for YTD 2026 compared to $19.7 million for YTD 2025, with operating results per share of $1.21 compared to $1.30 for the same periods, respectively.

•	Adjusted EBITDA (2), a non-GAAP measure, of $47.2 million for YTD 2026 compared to $46.4 million for YTD 2025.
________________________

(1)	See “Glossary of Terms” for the definition.
(2)
These are non-GAAP measures. Please refer to the section titled “Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure” for the definition and reconciliation of Adjusted EBITDA, Operating Results and other non-GAAP measures to the most directly comparable GAAP measure.

BALANCE SHEET AND CASH FLOW

•
Cash and cash equivalents were $24.9 million as of June 30, 2026 compared to $35.6 million as of December 31, 2025.  Borrowings under the Company’s credit facility was $221.0 million as of June 30, 2026, compared to $161.8 million as of December 31, 2025.

•
As previously announced, on April 14, 2026, the Company closed on a $450.0 million, five-year credit facility that includes a $175.0 million term loan and a $275.0 million revolver with a maturity date of April 14, 2031. This is an increase and extension of the Company’s prior $325.0 million credit facility which was due to expire on June 17, 2027.

•	The Company’s Board of Directors declared a quarterly dividend of $0.46 which will be payable on September 11, 2026 to shareholders of record on August 21, 2026.
•
Under the Company’s $25.0 million share repurchase authorization, during Q2 2026, the Company repurchased 306,256 of its own shares on the open market for a total consideration of $19.2 million, at an average share price of $62.80.  Including repurchases made in 2025, the Company has repurchased 387,578 shares on the open market for a total consideration of $24.8 million, at an average share price of $63.99.

2026 ACQUISITIONS

The Company has announced three acquisitions during 2026 with a cumulative purchase price of $37.6 million and approximately $27.0 million in cumulative annualized revenue.

•
On July 1, 2026, the Company acquired a 67% equity interest in a 12-clinic physical therapy practice for a purchase price of $16.4 million. The business currently generates $12.0 million in annual revenue and 112,000 annual visits.

•
On January 31, 2026, the Company acquired a 70% equity interest in an industrial injury prevention business for a purchase price of $15.0 million. The business currently generates $7.0 million in annual revenue.

•
On January 2, 2026, the Company acquired a 50% equity interest in an 8-clinic physical therapy practice for a purchase price of $6.2 million. The business currently generates $8.0 million in annual revenue and 66,000 annual visits.

HOSPITAL AFFILIATIONS
The Company’s two previously announced hospital affiliations impact 70 existing USPH clinics.
•
On February 2, 2026, the Company announced a 10-year strategic alliance between its subsidiary, Metro, and NYU Langone.  The integration of the 60 clinics began in Q2 2026 and is expected to conclude in the three months ended September 30, 2026 (“Q3 2026”).

•
On February 25, 2026, the Company announced a 10-year strategic alliance between its subsidiary in the gulf-coast region and a local hospital system. The integration of the 10 clinics is expected to occur in Q3 2026.

2026 EARNINGS GUIDANCE

Management reaffirmed the Company’s full year 2026 adjusted EBITDA guidance of $102.0 million to $106.0 million.

CONFERENCE CALL INFORMATION

U.S. Physical Therapy’s management will host a conference call at 10:30 a.m. ET / 9:30 a.m. CT, on August 6, 2026, to discuss the Company’s financial results for the three and six months ended June 30, 2026. Interested parties may participate in the call by dialing (800) 347-6865 (Primary) or (203) 518-9757 (Alternate) and conference ID of USPHQ226. Please call approximately 10 minutes before the call is scheduled to begin. To listen to the live call, go to the Company’s website at  www.usph.com at least 15 minutes early to register, download and install any necessary audio software. If you are unable to listen live, a playback of the conference call can be accessed until November 4, 2026, on the Company’s website.

U.S. Physical Therapy Press Release	Page 3
August 5, 2026

FORWARD-LOOKING STATEMENTS

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934, as amended. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we expect. Included among such statements may be those relating to new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:
ent conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;

•	changes in Medicare rules and guidelines and reimbursement or failure of our clinics to maintain their Medicare certification and/or enrollment status;
•	revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;
•	changes in reimbursement rates or payment methods from third party payors including government agencies, and changes in the deductibles and co-pays owed by patients;
•	private third-party payors for our services may adopt payment policies that could limit our future revenue and profitability;
•	compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply;
•	compliance with state laws and regulations relating to the corporate practice of medicine and fee splitting, and associated fines and penalties for failure to comply ;
•
competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;

•	the impact of a termination of one or more of the Company’s hospital affiliated arrangements, which could have an adverse impact on revenue and the results of operations;
•	the impact of future public health crises and epidemics/pandemics;
•	certain of our acquisition agreements contain put-rights related to a future purchase of significant equity interests in our subsidiaries or in a separate company;
•	the impact of future vaccinations and/or testing mandates at the federal, state and/or local level, which could have an adverse impact on staffing, revenue, costs and the results of operations;
•	our debt and financial obligations could adversely affect our financial condition, our ability to obtain future financing, and our ability to operate our business;
•	changes as the result of government enacted national healthcare reform;
•	the ability to control variable interest entities for which we do not have a direct ownership;
•	business and regulatory conditions including federal and state regulations;
•	governmental and other third party payor inspections, reviews, investigations and audits, which may result in sanctions or reputational harm and increased costs;
•	revenue and earnings expectations;
•	contingent consideration provisions in certain of our acquisition agreements, the value of which may impact future financial results;
•	legal actions, which could subject us to increased operating costs and uninsured liabilities;
•	general economic conditions, including but not limited to inflationary and recessionary periods;
•
actual or perceived events involving banking volatility, defaults or other adverse developments that affect the U.S or the international financial systems, may result in market wide liquidity problems which could have a material and adverse impact on our available cash and results of operations;

•	our business depends on hiring, training, and retaining qualified employees;
•	availability and cost of qualified physical therapists;
•
competitive environment in the industrial injury prevention services business, which could result in the termination or non-renewal of contractual service arrangements and other adverse financial consequences for that service line;

•	our ability to identify and complete acquisitions, and the successful integration of the operations of the acquired businesses;
•	impact on the business and cash reserves resulting from retirement or resignation of key partners and resulting purchase of their non-controlling interest (minority interests);
•	maintaining our information technology systems with adequate safeguards to protect against cyber-attacks;
•
a security breach of our or our third party vendors’ information technology systems may subject us to potential legal action and reputational harm and may result in a violation of the Health Insurance Portability and Accountability Act of 1996 of the Health Information Technology for Economic and Clinical Health Act;

•
maintaining clients for which we perform management, industrial injury prevention related services, and other services, as a breach or termination of those contractual arrangements by such clients could cause operating results to be less than expected;

•	maintaining adequate internal controls;
•	use of generative artificial intelligence;
•	maintaining necessary insurance coverage;
•	availability, terms, and use of capital; and
•	weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. For additional information regarding these and other risks and uncertainties, that could cause actual results to differ materially from those contained in our forward-looking statements, please refer to “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2026 and any risk factors contained in subsequent quarterly and annual reports we file with the SEC. Our forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as required by law, we are under no obligation to update any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

GLOSSARY OF TERMS

Mature revenue includes revenues from owned and hospital affiliated clinics as well as homecare which were operational prior to January 1, 2025, and are still operating as of the balance sheet date. This metric excludes other management contracts.

Physical therapy revenue per patient visit is net revenue from owned and hospital affiliated clinics as well as homecare divided by total number of patient visits (defined below) during the periods presented. This metric excludes other management contracts.

Patient visits is the number of unique patient visits at the Company’s owned and hospital affiliated clinics as well as homecare for the periods presented.  This metric excludes other management contracts.

Average daily visits per clinic is patient visits at the Company’s owned and hospital affiliated clinics, divided by the number of days in which normal business operations were conducted during the periods presented and further divided by the average number of owned and hospital affiliated clinics in operation during the periods presented. This metric excludes homecare and other management contracts.

Clinic count includes owned and hospital affiliated clinics as well as other management contracts.  This metric excludes homecare.

ABOUT U.S. PHYSICAL THERAPY, INC.

Founded in 1990, U.S. Physical Therapy, Inc. owns and/or manages 796 outpatient physical therapy locations in 45 states. USPH locations provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, treatment for neurologically-related injuries and rehabilitation of injured workers. USPH also has an industrial injury prevention business which provides onsite services for clients’ employees including injury prevention and rehabilitation, performance optimization, post-offer employment testing, functional capacity evaluations, and ergonomic assessments.
More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

U.S. Physical Therapy Press Release	Page 4
August 5, 2026

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Net patient revenue	$173,224	$164,183	$337,552	$316,730
Hospital affiliation revenue	5,564	-	5,564	-
Other revenue	35,271	33,161	69,228	64,402
Net revenue	214,059	197,344	412,344	381,132
Operating cost
Salaries and related costs	125,404	113,788	244,892	225,037
Rent, supplies, contract labor and other	38,965	34,127	77,417	67,971
Depreciation and amortization	5,621	5,741	11,278	11,281
Provision for credit losses	2,120	1,995	4,124	3,843
Clinic closure costs - lease and other	6	69	(62)	311
Total operating cost	172,116	155,720	337,649	308,443

Gross profit	41,943	41,624	74,695	72,689

Corporate office costs	19,005	17,476	37,279	33,721
Loss (gain) on change in fair value of contingent earn-out consideration	992	(790)	2,989	(5,612)
Operating income	21,946	24,938	34,427	44,580

Other (expense) income
Interest expense, debt and other	(3,213)	(2,422)	(6,004)	(4,701)
Interest income from investments	29	28	45	52
Change in revaluation of put-right liability	(168)	(339)	195	(743)
Equity in earnings of unconsolidated affiliate	408	401	772	794
Loss on extinguishment of debt	(124)	-	(124)	-
Loss on sale of a partnership	-	-	-	(123)
Other	175	47	305	122
Total other expense	(2,893)	(2,285)	(4,811)	(4,599)
Income before taxes	19,053	22,653	29,616	39,981

Provision for income taxes	4,155	4,933	6,562	8,793

Net income	14,898	17,720	23,054	31,188

Less: Net income attributable to non-controlling interest:
Redeemable non-controlling interest - temporary equity	(4,080)	(3,914)	(6,594)	(5,926)
Non-controlling interest - permanent equity	(920)	(1,413)	(1,524)	(2,970)
	(5,000)	(5,327)	(8,118)	(8,896)

Net income attributable to USPH shareholders	$9,898	$12,393	$14,936	$22,292

Basic and diluted earnings per share attributable to USPH shareholders (1)	$0.25	$0.58	$0.13	$1.38

Shares used in computation - basic and diluted	15,070	15,197	15,118	15,165

Dividends declared per common share	$0.46	$0.45	$0.92	$0.90

_____________________________
(1)  Please refer to the section titled “Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure” of this press release for the calculation of basic and diluted earnings per share.

U.S. Physical Therapy Press Release	Page 5
August 5, 2026

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(IN THOUSANDS)
	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Net income	$14,898	$17,720	$23,054	$31,188
Other comprehensive gain (loss):
Unrealized gain (loss) on cash flow hedge	94	(798)	454	(2,129)
Tax effect at statutory rate (federal and state)	(25)	204	(121)	544
Comprehensive income	$14,967	$17,126	$23,387	$29,603

Comprehensive income attributable to non-controlling interest	(5,000)	(5,327)	(8,118)	(8,896)
Comprehensive income attributable to USPH shareholders	$9,967	$11,799	$15,269	$20,707

U.S. Physical Therapy Press Release	Page 6
August 5, 2026

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
SEGMENT INFORMATION

	Three Months Ended		Variance
	June 30, 2026	June 30, 2025	$	%
	(In thousands, except percentages)
Physical Therapy Operations
Net patient revenue	$173,224	$164,183	$9,041	5.5%
Hospital affiliation revenue	5,564	-	5,564	*
Other revenue (1)	3,567	4,109	(542)	(13.2)%
Net revenue	182,355	168,292	14,063	8.4%
Operating costs (1)(2)	146,884	132,568	14,316	10.8%
Gross profit	$35,471	$35,724	$(253)	(0.7)%

IIP
Net revenue	$31,704	$29,052	$2,652	9.1%
Operating costs (2)	25,232	23,152	2,080	9.0%
Gross profit	$6,472	$5,900	$572	9.7%

Financial and operating metrics (not in thousands):
Patient visits (3)	1,661,694	1,558,756	102,938	6.6%
Average daily visits per clinic (3)	33.5	32.7	0.8	2.4%
Physical therapy revenue per patient visit (3)	$107.59	$105.33	$2.26	2.1%
Mature revenue percent change (3)	3.5%	0.2%
Salaries and related costs, as a percentage of revenue (4)(5)	57.9%	56.6%
Adjusted salaries and related costs, as a percentage of revenue (4)(5)(6)	57.5%	56.4%
Physical therapy operations gross profit margin (2)	19.5%	21.2%
Adjusted physical therapy operations gross profit margin (2)(7)	19.9%	21.4%
IIP gross profit margin	20.4%	20.3%

____________________________________________________
(1)Includes revenues and/or costs related to other management contracts.
(2)Amortization of certain intangible assets was reallocated between physical therapy operations and IIP segments for Q2 2025 amounts to conform with current presentation.
(3)See Glossary of terms for definition. Reflects the average number of clinic locations (755 and 731) during the current and prior-year periods, respectively. .
(4)Beginning Q2 2026, the Company changed its salaries and related costs metric from cost-per-visit to percentage-of-revenue, which management believes is a more meaningful presentation. For hospital affiliated clinics, salaries and related costs reimbursements by hospital systems are recognized as revenue by USPH, supporting this presentation change.  Prior period metrics have been revised to conform to the current presentation.

(5)Includes cost and revenue from physical therapy operations. Excludes costs and revenue from other management contracts.
(6)Excludes certain incentive costs related to Metro. See the section titled Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure.
(7)Excludes certain incentive costs related to the Metro acquisition, business acquisition costs and clinic closure costs.  See the section titled Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure.

* Not applicable.

U.S. Physical Therapy Press Release	Page 7
August 5, 2026

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
SEGMENT INFORMATION

	Six Months Ended		Variance
	June 30, 2026	June 30, 2025	$	%
Physical Therapy Operations	(In thousands, except percentages)
Revenue related to:
Net patient revenue	$337,552	$316,730	$20,822	6.6%
Hospital affiliation revenue	5,564	-	5,564	*
Other revenue (1)	6,914	7,970	(1,056)	(13.2)%
Total revenue	350,030	324,700	25,330	7.8%
Operating costs (1)(2)	288,062	263,017	25,045	9.5%
Gross profit	$61,968	$61,683	$285	0.5%

IIP
Net revenue	$62,314	$56,432	$5,882	10.4%
Operating costs (2)	49,587	45,426	4,161	9.2%
Gross profit	$12,727	$11,006	$1,721	15.6%

Financial and operating metrics (not in thousands):
Patient visits (3)	3,204,838	3,002,561	202,277	6.7%
Average daily visits per clinic (3)	32.7	31.9	0.8	2.5%
Physical therapy revenue per patient visit (3)	$107.06	$105.49	$1.57	1.5%
Mature revenue percent change (3)	3.1%	(0.5%)
Salaries and related costs, as a percentage of revenue (4)(5)	58.9%	58.0%
Adjusted salaries and related costs, as a percentage of revenue (4)(5)(6)	58.6%	58.0%
Physical therapy operations gross profit margin (2)	17.7%	19.0%
Adjusted physical therapy operations gross profit margin (2)(7)	18.1%	19.2%
IIP gross profit margin	20.4%	19.5%

___________________________________________________
(1)Includes revenues and/or costs related to other management contracts.
(2)Amortization of certain intangible assets was reallocated between physical therapy operations and IIP segments for YTD 2025 amounts to conform with current presentation.
(3)See Glossary of terms for definition. Reflects the average number of clinic locations (753 and 728) during the current and prior-year periods, respectively.
(4)Beginning Q2 2026, the Company changed its salaries and related costs metric from cost-per-visit to percentage-of-revenue, which management believes is a more meaningful presentation. For hospital affiliated clinics, salaries and related costs reimbursements by hospital systems are recognized as revenue by USPH, supporting this presentation change.  Prior period metrics have been revised to conform to the current presentation.

(5)Includes cost and revenue from physical therapy operations. Excludes costs and revenue from other management contracts.
(6)Excludes certain incentive costs related to Metro. See the section titled Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure.
(7)Excludes certain incentive costs related to the Metro acquisition, business acquisition costs and clinic closure costs.  See the section titled Reconciliation of Non-GAAP Measures to the Most Directly Comparable GAAP Measure.

* Not applicable.

U.S. Physical Therapy Press Release	Page 8
August 5, 2026
U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL AND PERFORMANCE METRICS

Revenue Metrics
	Physical Therapy Revenue Per Patient Visit (1)		Patient Visits (1)		Average Visits Per Clinic Per Day (2)
	2026	2025	2026	2025	2026	2025

First quarter	$106.49	$105.66	1,543,144	1,443,805	31.8	31.2
Second quarter	$107.59	$105.33	1,661,694	1,558,756	33.5	32.7
Third quarter		$105.54		1,554,207		32.2
Fourth quarter		$106.49		1,593,336		32.7
Year	$107.06	$105.76	3,204,838	6,150,104	32.7	32.2
________________________
(1) See definition of the metrics above in the Glossary of Terms.
(2) Excludes home-care visits.

Physical Therapy Locations Roll Forward (1)

	2026	2025
Number of clinics, beginning of period	778	759
Q1 additions	15	14
Q1 closed or sold	(12)	(9)
Number of clinics, end of period	781	764
Q2 additions	4	6
Q2 closed or sold	(4)	(4)
Number of clinics, end of period	781	766
Q3 additions		18
Q3 closed or sold		(7)
Number of clinics, end of period		777
Q4 additions		11
Q4 closed or sold		(10)
Number of clinics, end of period		778

Year-to-date total additions	19	20
Year-to-date total closed or sold	(16)	(13)
__________________________
(1)	See “Glossary of Terms” for the definition

U.S. Physical Therapy Press Release	Page 9
August 5, 2026

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS, EXCEPT SHARES AND PER SHARE AMOUNTS)
	June 30, 2026	December 31, 2025
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$24,887	$35,570
Patient accounts receivable, less provision for credit losses of $3,824 and $3,775, respectively	69,603	64,249
Accounts receivable - other	28,557	24,087
Other current assets	16,628	16,084
Total current assets	139,675	139,990
Fixed assets:
Furniture and equipment	74,132	67,891
Leasehold improvements	60,397	58,985
Fixed assets, gross	134,529	126,876
Less accumulated depreciation and amortization	(94,095)	(91,225)
Fixed assets, net	40,434	35,651
Operating lease right-of-use assets	156,466	144,197
Investment in unconsolidated affiliate	12,712	12,275
Goodwill	716,535	692,392
Other identifiable intangible assets, net	176,547	172,861
Other assets	6,505	6,644
Total assets	$1,248,874	$1,204,010

LIABILITIES, REDEEMABLE NON-CONTROLLING INTEREST, USPH SHAREHOLDERS’ EQUITY AND NON-CONTROLLING INTEREST
Current liabilities:
Accounts payable - trade	$6,917	$6,059
Accrued expenses	45,424	49,424
Current portion of operating lease liabilities	42,871	42,134
Current portion of term loan and notes payable	4,563	9,865
Other current liabilities	10,134	31,558
Total current liabilities	109,909	139,040
Notes payable, net of current portion	890	417
Revolving facility	46,000	30,500
Term loan, net of current portion and deferred financing costs	168,566	121,677
Deferred taxes	30,998	28,391
Operating lease liabilities, net of current portion	122,899	110,572
Other long-term liabilities	2,954	3,214
Total liabilities	482,216	433,811

Redeemable non-controlling interest - temporary equity	317,491	293,311

Commitments and Contingencies

U.S. Physical Therapy, Inc. ("USPH") shareholders’ equity:
Preferred stock, $.01 par value, 500,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $.01 par value, 20,000,000 shares authorized,
17,526,791 and 17,418,621 shares issued, respectively	175	174
Additional paid-in capital	290,551	285,522
Accumulated other comprehensive gain	1,047	714
Retained earnings	213,361	227,216
Treasury stock at cost, 2,603,117 shares and 2,296,059 shares, respectively	(56,478)	(37,194)
Total USPH shareholders’ equity	448,656	476,432
Non-controlling interest - permanent equity	511	456
Total USPH shareholders' equity and non-controlling interest - permanent equity	449,167	476,888
Total liabilities, redeemable non-controlling interest,
USPH shareholders' equity and non-controlling interest - permanent equity	$1,248,874	$1,204,010

U.S. Physical Therapy Press Release	Page 10
August 5, 2026
U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
	Six Months Ended
	June 30, 2026	June 30, 2025
OPERATING ACTIVITIES
Net income including non-controlling interest	$23,054	$31,188
Adjustments to reconcile net income including non-controlling interest to net cash provided by operating activities:
Depreciation and amortization	11,935	11,924
Provision for credit losses	4,124	3,843
Equity-based awards compensation expense	5,479	3,888
Amortization of debt issuance costs	212	210
Change in deferred income taxes	5,232	7,279
Change in revaluation of put-right liability	(195)	743
Change in fair value of contingent earn-out consideration	2,989	(5,612)
Equity of earnings in unconsolidated affiliate	(772)	(794)
Loss on sale of clinics and fixed assets	302	438
Loss on sale of a partnership	-	123
Loss on extinguishment of debt	124	-
Changes in operating assets and liabilities:
Patient accounts receivable, net	(9,047)	(10,232)
Accounts receivable - other	(2,962)	355
Other current and long term assets	74	(4,426)
Accounts payable and accrued expenses	(1,410)	(7,914)
Other long-term liabilities	(961)	(827)
Net cash provided by operating activities	38,178	30,186

INVESTING ACTIVITIES
Purchase of fixed assets	(10,737)	(5,830)
Purchase of majority interest in businesses, net of cash acquired	(21,133)	(6,890)
Purchase of redeemable non-controlling interest, temporary equity	(6,531)	(8,427)
Purchase of non controlling interest, permanent equity	(8,973)	(149)
Proceeds on sale of non-controlling interest, permanent equity	50	9
Repayment of notes receivable related to sales of redeemable non-controlling interest	396	346
Proceeds on sale of partnership interest - redeemable non-controlling interest, temporary equity	221	15
Distributions from unconsolidated affiliate	335	664
Proceeds on sale of partnership interest, clinics and fixed assets	-	700
Other	165	228
Net cash (used in) investing activities	(46,207)	(19,334)

FINANCING ACTIVITIES
Payment of debt issuance costs	(2,214)	-
Proceeds from revolving facility	153,262	73,500
Payments on revolving facility	(137,762)	(60,000)
Distributions to non-controlling interest, permanent and temporary equity	(12,326)	(10,697)
Cash dividends paid to shareholders	(13,871)	(13,678)
Proceeds from term loan	45,625	-
Payments on term loan	(1,875)	(5,625)
Principal payments on notes payable	(617)	(1,628)
Payment for taxes related to net settlement of equity awards	(51)	-
Repurchases of common stock	(19,233)	-
Payment of contingent consideration	(13,592)	-
Net cash (used in) financing activities	(2,654)	(18,128)

Net (decrease) in cash and cash equivalents	(10,683)	(7,276)
Cash and cash equivalents - beginning of period	35,570	41,362
Cash and cash equivalents - end of period	$24,887	$34,086

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for:
Income taxes	$4,769	$9,833
Interest paid	6,589	4,683
Non-cash investing and financing transactions during the period:
Purchase of businesses - seller financing portion	500	-
Fair market value of initial contingent consideration related to purchase of businesses	-	3,059
Notes payable related to purchase of redeemable non-controlling interest, temporary equity	78	89
Notes receivable related to sale of redeemable non-controlling interest, temporary equity	3,649	660
Notes receivable related to the sale of non-controlling interest, permanent equity	527	29
Offset to notes receivable associated with purchase of redeemable non-controlling interest	$72	$254

U.S. Physical Therapy Press Release	Page 11
August 5, 2026

U.S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
TO THE MOST DIRECTLY COMPARABLE GAAP MEASURE

The following tables provide details of the basic and diluted earnings per share computation and reconcile net income attributable to USPH shareholders calculated in accordance with GAAP to Adjusted EBITDA and Operating Results. The tables also provide a reconciliation of additional non-GAAP measures to the most comparable GAAP measure. Management believes providing Adjusted EBITDA and Operating Results to investors is useful for comparing the Company's period-to-period results as well as for comparing with other similar businesses since most do not have redeemable instruments and therefore have different equity structures. Management uses Adjusted EBITDA and Operating Results, which eliminate certain items described above that can be subject to volatility and unusual costs, as the principal measures to evaluate and monitor financial performance period over period.

Adjusted EBITDA, a non-GAAP measure, is defined as net income attributable to USPH shareholders before interest income, interest expense, taxes, depreciation, amortization, change in fair value of contingent earn-out consideration, changes in revaluation of put-right liability, equity-based awards compensation expense, clinic closure costs, business acquisition related costs, costs related to a one-time financial and human resources systems upgrade, loss on sale of a partnership, other income and related portions for non-controlling interests, and other non-recurring items as applicable.

Operating Results, a non-GAAP measure, equals net income attributable to USPH shareholders less changes in revaluation of a put-right liability, clinic closure costs, loss on sale of a partnership, changes in fair value of contingent earn-out consideration, business acquisition related costs, costs related to a one-time financial and human resources systems upgrade, any allocations to non-controlling interests, all net of taxes, and other non-recurring items as applicable. Operating Results per share also excludes the impact of the revaluation of redeemable non-controlling interest and the associated tax impact.

Adjusted EBITDA and Operating Results are not measures of financial performance under GAAP. Adjusted EBITDA, Operating Results and other non-GAAP measures should not be considered in isolation or as an alternative to, or substitute for, net income attributable to USPH shareholders presented in the consolidated financial statements.

U.S. Physical Therapy Press Release	Page 12
August 5, 2026

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
ADJUSTED EBITDA, OPERATING RESULTS AND EARNINGS PER SHARE
(IN THOUSANDS, EXCEPT PERCENTAGES AND PER SHARE DATA)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Adjusted EBITDA (a non-GAAP measure)
Net income attributable to USPH shareholders	$9,898	$12,393	$14,936	$22,292
Adjustments:
Provision for income taxes	4,155	4,933	6,562	8,793
Depreciation and amortization	5,935	6,057	11,935	11,924
Interest expense, debt and other, net	3,213	2,422	6,004	4,701
Interest income from investments	(29)	(28)	(45)	(52)
Equity-based awards compensation expense	3,168	2,117	5,479	3,888
Change in revaluation of put-right liability	168	339	(195)	743
Loss (gain) on change in fair value of contingent earn-out consideration	992	(790)	2,989	(5,612)
Clinic closure costs (1)	6	69	(62)	311
Business acquisition related costs (2)	219	320	756	800
ERP implementation costs (3)	419	159	727	221
Loss on sale of a partnership	-	-	-	123
Loan amendment costs (4)	288	-	288	-
Loss on extinguishment of debt (4)	124	-	124	-
Other income	(175)	(47)	(305)	(122)
Allocation to non-controlling interests	(1,429)	(1,081)	(1,997)	(1,608)
	$26,952	$26,863	$47,196	$46,402

Operating Results (a non-GAAP measure)
Net income attributable to USPH shareholders	$9,898	$12,393	$14,936	$22,292
Adjustments:
Loss (gain) on change in fair value of contingent earn-out consideration	992	(790)	2,989	(5,612)
Change in revaluation of put-right liability	168	339	(195)	743
Clinic closure costs (1)	6	69	150	311
Business acquisition related costs (2)	219	320	756	800
ERP implementation costs (3)	419	159	727	221
Loss on sale of a partnership	-	-	-	123
Loan amendment costs (4)	288	-	288	-
Loss on extinguishment of debt (4)	124	-	124	-
Allocation to non-controlling interest	(355)	(156)	(356)	(118)
Tax effect at statutory rate (federal and state)	(494)	16	(1,190)	903
	$11,265	$12,350	$18,229	$19,663

Operating Results per share (a non-GAAP measure)	$0.75	$0.81	$1.21	$1.30

Earnings per share
Computation of earnings per share - USPH shareholders:
Net income attributable to USPH shareholders	$9,898	$12,393	$14,936	$22,292
Charges to retained earnings:			.
Revaluation of redeemable non-controlling interest	(8,294)	(4,806)	(17,663)	(1,903)
Tax effect at statutory rate (federal and state)	2,202	1,228	4,690	486
	$3,806	$8,815	$1,963	$20,875

Earnings per share (basic and diluted)	$0.25	$0.58	$0.13	$1.38

Shares used in computation - basic and diluted	15,070	15,197	15,118	15,165

___________________________________________________________
(1) Costs associated with clinic closures during the periods presented and, for purposes of Operating Results, includes accelerated depreciation related to closed clinics.

(2) Primarily consists of retention bonuses, as well as legal and consulting expenses related to the acquisition of equity interests in certain partnerships and costs associated with entering into hospital affiliation contracts.

(3) Consists of costs related to a one-time financial and human resources systems upgrade.
(4) Consists of costs related to the amendment of the Company's credit facility.

U.S. Physical Therapy Press Release	Page 13
August 5, 2026

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
RECONCILIATION OF OTHER NON-GAAP MEASURES TO THE
MOST COMPARABLE GAAP MEASURES

	Three Months Ended June 30, 2026
		Adjustments
	Reported (GAAP)	Clinic Closure Costs (1)	Metro Incentive Costs (2)	Business Acquisition Related Costs (3)	ERP Implementation Costs (4)	Amended Credit Facility Costs (5)	Adjusted (Non-GAAP)
	(in thousands, except percentages)

Segment information - Physical Therapy Operations

Salaries and related costs, clinics (6)	$104,563	$-	$(816)	$-	$-	$-	$103,747
Salaries and related costs as a percentage of revenue (6)	57.9%		(0.5%)				57.5%
Gross profit	$35,471	$6	$816	$-	$-	$-	$36,293
Gross profit margin	19.5%	*	0.4%				19.9%

Corporate office costs	$19,005	$-	$-	$(219)	$(419)	$(288)	$18,079
Corporate office costs as a percentage of revenue	8.9%			(0.1%)	(0.2%)	(0.1%)	8.4%

	Three Months Ended June 30, 2025
		Adjustments
	Reported (GAAP)	Clinic Closure Costs (1)	Metro Incentive Costs (2)	Business Acquisition Related Costs (3)	ERP Implementation Costs (4)	Amended Credit Facility Costs (5)	Adjusted (Non-GAAP)
	(in thousands, except percentages)

Segment information - Physical Therapy Operations

Salaries and related costs, clinics (6)	$93,877	$-	$(229)	$-	$-	$-	$93,648
Salaries and related costs as a percentage of revenue (6)	56.6%		(0.1%)				56.4%
Gross profit	$35,724	$69	$229	$-	$-	$-	$36,022
Gross profit margin	21.2%	*	0.1%				21.4%

Corporate office costs	$17,476	$-	$-	$(178)	$(159)	$-	$17,139
Corporate office costs as a percentage of revenue	8.9%			(0.1%)	(0.1%)		8.7%
________________________________________ (1) These are costs incurred during the period that are associated with closed clinics (owned).
(2) Certain earnout bonuses and incentive costs related to Metro.
(3) Includes expenses related to the acquisitions of equity interests in certain partnerships and includes costs associated with entering into hospital affiliated contracts.
(4) Includes costs related to a one-time financial and human resources systems upgrade.
(5) Certain fees expensed when entering into the Fourth Amended Credit Facility.
(6) Excludes revenues and costs related to management contracts.
* Not meaningful

U.S. Physical Therapy Press Release	Page 14
August 5, 2026

U. S. PHYSICAL THERAPY, INC. AND SUBSIDIARIES
RECONCILIATION OF OTHER NON-GAAP MEASURES TO THE
MOST COMPARABLE GAAP MEASURES

	Six Months Ended June 30, 2026
		Adjustments
	Reported (GAAP)	Clinic Closure Costs (1)	Metro Incentive Costs (2)	Business Acquisition Related Costs (3)	ERP Implementation Costs (4)	Amended Credit Facility Costs (5)	Adjusted (Non-GAAP)
	(in thousands, except percentages)

Segment information - Physical Therapy Operations

Salaries and related costs, clinics (6)	$203,888	$-	$(1,076)	$-	$-	$-	$202,812
Salaries and related costs as a percentage of revenue (6)	58.9%		(0.3%)				58.6%
Gross profit	$61,968	$150	$1,076	$107	$-	$-	$63,301
Gross profit margin	17.7%	*	0.3%	*			18.1%

Corporate office costs	$37,279	$-	$-	$(756)	$(727)	$(288)	$35,508
Corporate office costs as a percentage of revenue	9.0%			(0.2%)	(0.2%)	(0.1%)	8.6%

	Six Months Ended June 30, 2025
		Adjustments
	Reported (GAAP)	Clinic Closure Costs (1)	Metro Incentive Costs (2)	Business Acquisition Related Costs (3)	ERP Implementation Costs (4)	Amended Credit Facility Costs (5)	Adjusted (Non-GAAP)
	(in thousands, except percentages)

Segment information - Physical Therapy Operations

Salaries and related costs, clinics (6)	$185,676	$-	$(294)	$-	$-	$-	$185,382
Salaries and related costs as a percentage of revenue (6)	58.0%		(0.1%)				58.0%
Gross profit	$61,683	$311	$294	$-	$-	$-	$62,288
Gross profit margin	19.0%	0.1%	0.1%				19.2%

Corporate office costs	$33,721	$-	$-	$(433)	$(221)	$-	$33,067
Corporate office costs as a percentage of revenue	8.8%			(0.1%)	(0.1%)		8.7%
_______________________________________
(1) These are costs incurred during the period that are associated with closed clinics (owned).
(2) Certain earnout bonuses and incentive costs related to Metro.
(3) Includes expenses related to the acquisitions of equity interests in certain partnerships and includes costs associated with entering into hospital affiliated contracts.
(4) Includes costs related to a one-time financial and human resources systems upgrade.
(5) Certain fees expensed when entering into the Fourth Amended Credit Facility
(6) Excludes revenues and costs related to management contracts.
* Not meaningful